UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21927

MSS Series Trust

(Exact name of registrant as specified in charter)

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Address of principal executive offices)(Zip code)

Gregory B. Getts

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: November 30

Date of reporting period: November 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

November 30, 2024

TOWPATH FOCUS FUND - INSTITUTIONAL CLASS

TOWFX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Towpath Focus Fund - TOWFX (the “Fund”) for the period December 1, 2023 to November 30, 2024, as well as certain changes to the fund.

You can find additional information about the fund at https://www.oelschlagerinvestments.com. You can also request this information by contacting us at 1-877-593-8637.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Towpath Focus Fund	$105	0.95%

*Annualized

managment’s discussion of fund performance

For the fiscal year ended November 30, 2024, Towpath Focus Fund returned 21.86%, while the Russell 3000 Index returned 34.47% and the Lipper Multi-Cap Core Average returned 30.51%. Since inception almost five years ago, the Fund has gained 86.83%, compared to Russell’s 97.29% and Lipper’s 78.03%.

The economy remained strong, and with inflation decelerating, the Federal Reserve began lowering interest rates. Investors viewed this as a favorable mix, and with corporate profits growing at a nice rate, stocks surged higher. The mega-cap stocks have been driving the market’s gains, and today about 40% of the S&P 500 is made up of just ten stocks - a record high. In addition, the winners kept on winning, at an almost unprecedented pace. The valuation gap between the mega-cap tech companies and the rest of the market has widened to such a level that it is hard not to favor the latter going forward.

It is also getting harder not to be drawn to the more defensive areas of the market. Some of those sectors, which of course few people are interested in when times are good, are unusually attractive right now, particularly healthcare.

The presidential election result was viewed favorably by the market, as a Trump administration is expected to be business-friendly. On the other hand, widespread tariffs, which Trump has vowed to enact, could act as an economic headwind and stimulate inflation.

Standouts in the portfolio included accessory purveyor and Coach parent Tapestry, which saw its stock more than double, as it is finally getting credit for its consistent free cash flow. The Federal Trade Commission blocked its merger with Capri, news that shareholders viewed as saving the company from itself. Bank of New York, one of the Fund’s largest holdings, returned 74%. The custodial behemoth benefitted from higher client balances and an easing of bank funding fears.

Laggards included naval ship manufacturer Huntington Ingalls, which issued a reduced cash flow forecast, and children’s apparel company Carters, which had disappointing sales.

Performance graph

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2024

	ONE YEAR	ANNUALIZED SINCE INCEPTION*	CUMULATIVE SINCE INCEPTION*	VALUE
Towpath Focus Fund	21.94%	13.56%	86.94%	$ 18,694
Russell 3000 Index	34.49%	14.91%	98.04%	$ 19,804
Lipper Multi-Cap Core Average	30.51%	12.45%	78.03%	$ 17,803

Hypothetical Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception December 31, 2019.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-877-593-8637.

Fund statistics

			ADVISORY FEES
NET ASSETS:	PORTFOLIO HOLDINGS:	PORTFOLIO TURNOVER:	PAID BY FUND:
$40.7 MILLION	39	4.07%	$242,151

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by investment type or industry sector of the underlying securities as of November 30, 2024, represented as a percentage of the portfolio of investments. Below categories are from Morningstar®.

top ten holdings (% OF NET ASSETS)

1.	Fidelity Institutional Money Market - Treasury Portfolio - Class III	15.79%
2.	Alphabet, Inc. Class A	7.38%
3.	Bank of New York Mellon Corp.	5.47%
4.	McKesson Corp.	5.17%
5.	Shell PLC ADR	4.07%
6.	Cencora, Inc.	3.76%
7.	Prestige Consumer Healthcare, Inc.	3.61%
8.	Novartis AG ADR	3.48%
9.	Booking Holdings, Inc.	3.12%
10.	The Charles Schwab Corp.	3.03%
	Total % of Net Assets	54.88%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Towpath Focus Fund documents not be householded, please contact Towpath Focus Fund at 1-877-593-8637, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Towpath Focus Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://www.oelschlagerinvestments.com or contact us at 1-877-593-8637.

ANNUAL SHAREHOLDER REPORT

November 30, 2024

TOWPATH TECHNOLOGY FUND - INSTITUTIONAL CLASS

TOWTX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Towpath Technology Fund - TOWTX (the “Fund”) for the period December 1, 2023 to November 30, 2024, as well as certain changes to the fund.

You can find additional information about the fund at https://www.oelschlagerinvestments.com. You can also request this information by contacting us at 1-877-593-8637.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Towpath Technology Fund	$120	1.10%

*Annualized

managment’s discussion of fund performance

For the fiscal year ended November 30, 2024, Towpath Technology Fund returned 17.68%, while the S&P 500 Equal Weight Information Technology Index returned 28.81% and the Morningstar Technology category peers returned 32.71%. Since inception almost four years ago, the Fund has gained a cumulative 46.78%, versus 58.39% for the Index and 22.70% for the technology fund peers.

Fueled by excitement for AI, tech stocks continued to rise. The dollars being allocated to data centers is staggering, with the mega-caps such as Amazon, Alphabet, and Microsoft doing much of the investing. There is no doubt that AI is here to stay and will change the way many things are done, but we also wonder if at some point the industry reaches a level of investment that is too much, as happened in the late 1990s with the Internet.

While many focused on the AI plays, other less sexy companies saw their stocks stage a resurgence. Pandemic darlings Zoom Communications, Docusign, and PayPal, all were initiated as positions in the Fund during the year and performed very well.

The free cash flow production throughout the technology sector has been remarkable and a big reason the stocks have performed so well. Businesses like semiconductor design and software are very scalable, meaning it doesn’t take much incremental investment to serve a growing customer base. Companies have yet to compete away their rising margins. The catch is that with the stocks having done so well, investors today are required to pay a higher multiple for this cash flow.

The Fund’s strong performers for the year included Meta Platforms, which saw accelerating revenue growth, expanding margins, and higher free cash flow and IT services company IBM, whose cloud division is benefiting from demand for AI services.

Hurting performance were biotech company Biogen, who had disappointing sales of its Alzheimer and MS therapies and online search giant Baidu, whose results have been impacted by a sluggish economy in China, its primary market.

Performance graph

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2024

	ONE YEAR	ANNUALIZED SINCE INCEPTION*	CUMULATIVE SINCE INCEPTION*	VALUE
Towpath Technology Fund	17.68%	10.30%	46.78%	$ 14,678
S&P 500 Equal Weight Information Technology Index	28.81%	12.46%	58.39%	$ 15,839
Morningstar Technology Category Average	32.71%	5.36%	22.70%	$ 12,270

Hypothetical Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception December 31, 2020.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling1-877-593-8637.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISOR FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$5.9 MILLION	39	7.76%	$ 0

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by investment type or industry of the underlying securities as of November 30, 2024, represented as a percentage of the portfolio of investments. Below categories are from Morningstar®.

top ten holdings (% OF NET ASSETS)

1.	Fidelity Institutional Money Market - Treasury Portfolio - Class III	14.50%
2.	Alphabet, Inc. Class A	7.79%
3.	Meta Platforms, Inc. Class A	5.76%
4.	Apple, Inc.	4.64%
5.	Check Point Software Technologies Ltd.	3.81%
6.	Cisco Systems, Inc.	3.42%
7.	KLA Corp.	3.30%
8.	Ituran Location & Control Ltd.	3.12%
9.	NetApp, Inc.	2.94%
10.	CGI, Inc. Class A	2.68%
	Total % of Net Assets	51.96%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Towpath Technology Fund documents not be householded, please contact Towpath Technology Fund at 1-877-593-8637, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Towpath Technology Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://www.oelschlagerinvestments.com or contact us at 1-877-593-8637.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees Registrant Adviser

FY 2024      $ 26,000     $ 0

FY 2023      $ 26,000     $ 0

(b)

Audit-Related Fees

Registrant Adviser

FY 2024                                   $ 0         $ 0

FY 2023                                   $ 0         $ 0

(c)

Tax Fees

Registrant Adviser

FY 2024                             $ 6,000     $ 0

FY 2023                             $ 6,000     $ 0

(d)

All Other Fees

Registrant Adviser

FY 2024                                 $ 0            $ 0

FY 2023                                  $ 0           $ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2024                             $ 6,000

FY 2023                             $ 6,000

(h)        The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

TOWPATH FOCUS FUND

Ticker: TOWFX

Institutional Share Class

TOWPATH TECHNOLOGY FUND

Ticker: TOWTX

Institutional Share Class

www.oelschlagerinvestments.com

NOVEMBER 30, 2024

Towpath Focus Fund

Schedule of Investments
November 30, 2024

Shares		Fair Value

COMMON STOCKS - 84.01%

Apparel & Other Finished Products of Fabrics & Similar Material - 0.79%
5,900	Carter's, Inc.	$ 321,963

Beverages - 1.37%
8,700	Coca-Cola Co.	557,496

Biological Products (No Diagnostic Substances) - 3.78%
2,920	Amgen, Inc.	825,980
7,700	Gilead Sciences, Inc.	712,866
		1,538,846
Computer & Office Equipment - 1.85%
21,220	HP, Inc.	751,825

Crude Petroleum & Natural Gas - 4.07%
25,600	Shell PLC ADR	1,657,344

Footwear (No Rubber) - 0.92%
8,200	Steven Madden Ltd.	373,756

Leather & Leather Products - 2.58%
16,900	Tapestry, Inc.	1,052,532

Metal Mining - 1.90%
7,400	BHP Group Ltd. ADR	389,610
6,100	Rio Tinto PLC ADR	383,324
		772,934
Motor Vehicle Parts & Accessories - 1.86%
24,820	Gentex Corp.	758,499

National Commercial Banks - 3.01%
25,770	Bank of America Corp.	1,224,333

Petroleum Refining - 2.64%
7,730	Valero Energy Corp.	1,075,088

Pharmaceutical Preparations - 13.81%
14,740	Bristol Myers Squibb Co.	872,903
28,264	GSK PLC ADR	964,650
29,580	Haleon PLC ADR	285,743
3,400	Johnson & Johnson	527,034
13,400	Novartis AG ADR	1,417,318
17,366	Prestige Consumer Healthcare, Inc. *	1,472,116
1,800	Sanofi SA ADR	87,282
		5,627,046
Retail-Apparel & Accessory Stores - 1.88%
178,646	Torrid Holdings, Inc. *	766,391

Retail-Catalog & Mail-Order Houses - 1.09%
2,140	Amazon.com, Inc. *	444,885

Retail-Family Clothing Stores - 1.67%
4,400	Ross Stores, Inc.	681,428

Retail-Furniture Stores - 0.21%
3,700	Haverty Furniture Cos., Inc.	87,357

Retail-Grocery Stores - 2.26%
15,100	The Kroger Co.	922,308

Security Brokers, Dealers & Flotation Companies - 3.03%
14,940	The Charles Schwab Corp.	1,236,434

Services-Business Services - 2.20%
14,140	Ebay, Inc.	894,921

Services-Computer Programming, Data Processing, Etc. - 7.38%
17,800	Alphabet, Inc. Class A	3,007,310

Services-Medical Laboratories - 2.00%
5,000	Quest Diagnostics, Inc.	813,300

Services-Prepackaged Software - 3.33%
900	Adobe, Inc. *	464,337
4,900	Check Point Software Technologies Ltd. (Israel) *	891,800
		1,356,137
Ship & Boat Building & Repairing - 0.87%
1,800	Huntington Ingalls Industries, Inc.	356,256

State Commercial Banks - 5.47%
27,230	Bank of New York Mellon Corp.	2,229,320

Surgical & Medical Instruments & Apparatus - 0.91%
5,203	Solventum Corp. *	372,067

Transportation Services - 3.12%
244	Booking Holdings, Inc.	1,269,283

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 8.93%
6,090	Cencora, Inc.	1,531,939
3,350	McKesson Corp.	2,105,475
		3,637,414
Wholesale-Electronic Parts & Equipment - 1.08%
14,566	Ituran Location & Control Ltd. (Israel)	439,311

	TOTAL COMMON STOCKS (Cost - $22,938,523) - 84.01%	34,225,784

	MONEY MARKET FUND - 16.26%
6,623,866	Fidelity Institutional Money Market - Treasury Portfolio - Class III, 4.26% **	6,623,866
	TOTAL MONEY MARKET FUND (Cost - $6,623,866) - 16.26%	6,623,866

	Total Investments (Cost - $29,562,389) - 100.27%	40,849,650

	Liabilities In Excess Of Other Assets - (0.27)%	(110,059)

	Net Assets - 100.00%	$ 40,739,591

	* Non-Income Producing Security.
	** Variable Rate Security: the Yield Rate shown represents the rate at November 30, 2024.
	ADR - American Depositary Receipt
	PLC- Public Limited Company
	AG - Aktiengesellschaft, a German term for a public limited company.
	SA - Société Anonyme, a French term for a public limited company.
	The accompanying notes are an integral part of these financial statements.

Towpath Technology Fund

Schedule of Investments
November 30, 2024

Shares		Fair Value

COMMON STOCKS - 85.78%

Biological Products (No Diagnostic Substances) - 1.56%
570	Biogen, Inc. *	$ 91,559

Computer & Office Equipment - 3.74%
3,000	HP, Inc.	106,290
500	International Business Machine Corp.	113,705
		219,995
Computer Communications Equipment - 3.42%
3,400	Cisco Systems, Inc.	201,314

Computer Peripheral Equipment - 1.78%
1,100	Fortinet, Inc. *	104,555

Computer Storage Devices - 2.94%
1,410	NetApp, Inc.	172,922

Electronic Computers - 4.64%
1,150	Apple, Inc.	272,929

Optical Instruments & Lenses - 3.30%
300	KLA Corp.	194,109

Retail-Catalog & Mail-Order Houses - 1.24%
350	Amazon.com, Inc. *	72,761

Semiconductors & Related Devices - 2.32%
5,484	Photronics, Inc. *	136,606

Services-Business Services - 8.68%
395	Accenture PLC Class A (Ireland)	143,136
700	Alibaba Group Holding Ltd. ADR	61,159
1,450	eBay, Inc.	91,770
4,000	International Money Express, Inc. *	84,280
1,500	PayPal Holdings, Inc. *	130,155
		510,500
Services-Computer Integrated Systems Design - 0.31%
600	Open Text Corp. (Canada)	18,258

Services-Computer Processing & Data Preparation - 1.42%
3,700	DXC Technology Co. *	83,250

Services-Computer Programming, Data Processing, Etc. - 17.14%
2,710	Alphabet, Inc. Class A	457,855
540	Baidu, Inc. ADR *	45,927
1,500	Match Group, Inc. *	49,110
590	Meta Platforms, Inc. Class A	338,849
1,400	Zoom Communications, Inc. Class A *	115,766
		1,007,507
Services-Computer Programming Services - 3.70%
1,520	Cognizant Technology Solutions Corp. Class A	122,345
510	VeriSign, Inc. *	95,462
		217,807
Services-Management Consulting Services - 5.27%
650	Booz Allen Hamilton Holding Corp. Class A	96,317
1,400	CGI, Inc. Class A (Canada)	157,388
1,793	The Hackett Group, Inc.	56,193
		309,898
Services-Prepackaged Software - 16.58%
170	Adobe, Inc. *	87,708
1,230	Check Point Software Technologies Ltd. (Israel) *	223,860
1,350	DocuSign, Inc. *	107,582
5,600	DropBox, Inc. Class A *	154,896
310	Microsoft Corp.	131,273
2,200	Progress Software Corp.	150,502
360	Salesforce, Inc.	118,796
		974,617
Ship & Boat Building & Repairing - 1.38%
410	Huntington Ingalls Industries, Inc.	81,147

Telephone Communications (No Radiotelephone) - 1.58%
2,100	Verizon Communications, Inc.	93,114

Wholesale-Electronic Parts & Equipment - 4.78%
810	Arrow Electronics, Inc. *	97,330
6,091	Ituran Location & Control Ltd. (Israel)	183,705
		281,035

TOTAL COMMON STOCKS (Cost - $3,710,715) - 85.78%		5,043,883

MONEY MARKET FUND - 15.04%
884,119	Fidelity Institutional Money Market - Treasury Portfolio - Class III, 4.26% **	884,119
TOTAL MONEY MARKET FUND (Cost - $884,119) - 15.04%		884,119

	Total Investments (Cost - $4,594,834) - 100.82%	5,928,002

	Liabilities In Excess Of Other Assets - (0.82)%	(48,103)

	Net Assets - 100.00%	$ 5,879,899

* Non-Income Producing Security.
** Variable Rate Security: the Yield Rate shown represents the rate at November 30, 2024.
ADR - American Depositary Receipt
PLC- Public Limited Company
The accompanying notes are an integral part of these financial statements.

Towpath Funds

Statements of Assets and Liabilities
November 30, 2024
	Towpath	Towpath
	Focus	Technology
Assets:	Fund	Fund
Investments in Securities at Value (Cost $29,562,389, and $4,594,834)	$ 40,849,650	$ 5,928,002
Cash	1,000	-
Receivables:
Dividends	90,239	6,298
Shareholder Subscriptions	34,689	-
Due from Advisor, Net	-	693
Prepaid Expenses	3,629	3,102
Total Assets	40,979,207	5,938,095
Liabilities:
Payables:
Advisory Fees	21,787	-
Cash Overdraft	193,050	31,586
Administrator Fees	255	255
Chief Compliance Officer Fees	246	246
Transfer Agent & Fund Accounting Fees	2,790	796
Trustee Fees	113	713
Other Accrued Expenses	21,375	24,600
Total Liabilities	239,616	58,196
Net Assets	$ 40,739,591	$ 5,879,899

Net Assets Consist of:
Paid In Capital	$ 29,474,911	$ 4,546,731
Distributable Earnings	11,264,680	1,333,168
Net Assets	$ 40,739,591	$ 5,879,899

Institutional Class
Net Assets	$ 40,739,591	$ 5,879,899
Shares of beneficial interest outstanding (unlimited shares authorized at no par value)	2,527,870	421,681
Net asset value and offering price per share	$ 16.12	$ 13.94

The accompanying notes are an integral part of these financial statements.

Towpath Funds

Statements of Operations
For the year ended November 30, 2024
	Towpath	Towpath
	Focus	Technology
	Fund	Fund
Investment Income:
Dividends (a)	$ 862,290	$ 91,702
Total Investment Income	862,290	91,702

Expenses:
Advisory Fees (see Note 3)	242,151	37,092
Transfer Agent & Fund Accounting Fees (see Note 3)	32,252	16,306
Audit Fees	16,109	17,401
Registration Fees	8,951	4,669
Custody Fees	8,199	7,320
Legal Fees	5,944	9,919
Other Fees	5,349	1,868
Administrative Fees (see Note 3)	3,029	3,029
Chief Compliance Officer Fees (see Note 3)	3,020	3,020
Trustee Fees	2,328	2,328
Printing & Mailing Fees	1,062	1,186
Total Expenses	328,394	104,138
Fees Waived and/or Expenses Reimbursed by the Adviser	-	(45,851)
Net Expenses	328,394	58,287

Net Investment Income	533,896	33,415

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	57,797	39,397
Net Change in Unrealized Appreciation on Investments	6,206,083	775,967
Net Realized and Unrealized Gain on Investments	6,263,880	815,364

Net Increase in Net Assets Resulting from Operations	$ 6,797,776	$ 848,779

(a) Net of foreign withholding taxes of $10,602 and $2,075.
The accompanying notes are an integral part of these financial statements.

Towpath Focus Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	11/30/2024	11/30/2023
Increase in Net Assets From Operations:
Net Investment Income	$ 533,896	$ 448,645
Net Realized Gain on Investments	57,797	428,993
Net Change in Unrealized Appreciation on Investments	6,206,083	135,191
Net Increase in Net Assets Resulting from Operations	6,797,776	1,012,829

Distributions to Shareholders
Distributioms	(1,439,793)	(562,030)
Return of Capital Distributions	(4,037)	-
Total Distributions Paid to Shareholders	(1,443,830)	(562,030)

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	5,526,199	3,832,283
Proceeds from Reinvestment of Distributions:
Institutional Class	1,135,190	436,694
Cost of Shares Redeemed:
Institutional Class	(922,221)	(2,865,536)
Net Increase in Net Assets from Capital Share Transactions	5,739,168	1,403,441

Net Increase in Net Assets	11,093,114	1,854,240

Net Assets:
Beginning of Year	29,646,477	27,792,237

End of Year	$ 40,739,591	$ 29,646,477

Share Activity:
Institutional Class
Shares Sold	362,160	291,080
Shares Reinvested	76,720	34,224
Shares Redeemed	(61,466)	(223,189)
Net Increase in Shares of Beneficial Interest Outstanding	377,414	102,115

The accompanying notes are an integral part of these financial statements.

Towpath Technology Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	11/30/2024	11/30/2023
Increase in Net Assets From Operations:
Net Investment Income	$ 33,415	$ 11,842
Net Realized Gain on Investments	39,397	71,691
Net Change in Unrealized Appreciation on Investments	775,967	532,511
Net Increase in Net Assets Resulting from Operations	848,779	616,044

Distributions to Shareholders
Distributions	(153,761)	(18,800)
Return of Capital Distributions	(68,962)	-
Total Distributions Paid to Shareholders	(222,723)	(18,800)

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	695,824	326,545
Proceeds from Reinvestment of Distributions:
Institutional Class	187,876	15,393
Cost of Shares Redeemed:
Institutional Class	(65,400)	(36,130)
Net Increase in Net Assets from Capital Share Transactions	818,300	305,808

Net Increase in Net Assets	1,444,356	903,052

Net Assets:
Beginning of Year	4,435,543	3,532,491

End of Year	$ 5,879,899	$ 4,435,543

Share Activity:
Institutional Class
Shares Sold	52,958	29,395
Shares Reinvested	13,604	1,564
Shares Redeemed	(4,967)	(3,357)
Net Increase in Shares of Beneficial Interest Outstanding	61,595	27,602

The accompanying notes are an integral part of these financial statements.

Towpath Focus Fund - Institutional Class

Financial Highlights
Selected data for a share outstanding throughout the period/year.

	Years Ended								Period Ended	*
	11/30/2024		11/30/2023		11/30/2022		11/30/2021		11/30/2020

Net Asset Value, at Beginning of Period/Year	$ 13.79		$ 13.57		$ 13.44		$ 11.12		$ 10.00

Income From Investment Operations:
Net Investment Income **	0.23		0.21		0.14		0.09		0.11
Net Gain on Investments (Realized and Unrealized)	2.73		0.27		0.75		2.56		1.01
Total from Investment Operations	2.96		0.48		0.89		2.65		1.12

Distributions:
Net Investment Income	(0.44)		(0.13)		(0.08)		(0.09)		-
Net Realized Gains	(0.19)		(0.13)		(0.68)		(0.24)		-
Return of Capital	-	****	-		-		-		-
Total from Distributions	(0.63)		(0.26)		(0.76)		(0.33)		-

Net Asset Value, at End of Period/Year	$ 16.12		$ 13.79		$ 13.57		$ 13.44		$ 11.12

Total Return ***	21.94%		3.72%		6.76%		24.51%		11.20%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 40,740		$ 29,646		$ 27,792		$ 21,865		$ 13,419
Before Waiver or Recoupment
Ratio of Expenses to Average Net Assets	0.95%	(d)	1.01%		1.10%		1.22%		1.73%	(b)
Ratio of Net Investment Income to Average Net Assets	1.54%		1.67%		1.08%		0.57%		0.57%	(b)
After Waiver or Recoupment
Ratio of Expenses to Average Net Assets	0.95%	(c) (d)	1.10%	(c)	1.10%	(c)	1.10%	(c)	1.10%	(b)(c)
Ratio of Net Investment Income to Average Net Assets	1.54%	(c)	1.58%	(c)	1.08%	(c)	0.69%	(c)	1.21%	(b)(c)
Portfolio Turnover	4.07%		12.33%		10.86%		25.29%		32.09%	(a)

(a) Not annualized.
(b) Annualized.
(c) The contractual fee and expense waiver is reflected in both the net expense and net investment income ratios (see Note 3).
(d) The adviser voluntarily forwent the fee waiver recoupment for the year ended November 30, 2024 which resulted in a lower expense ratio. Had the adviser collected the available fees, the net expense ratio would have been 1.02%.
* For the period December 31, 2019 (commencement of investment operations) through November 30, 2020.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns would have been lower had the adviser not reimbursed expenses/waived fees during the period.
**** Less than $0.005.
The accompanying notes are an integral part of these financial statements.

Towpath Technology Fund - Institutional Class

Financial Highlights
Selected data for a share outstanding throughout the period/year.

	Years Ended						Period Ended	*
	11/30/2024		11/30/2023		11/30/2022		11/30/2021

Net Asset Value, at Beginning of Period/Year	$ 12.32		$ 10.62		$ 11.40		$ 10.00

Income/(Loss) From Investment Operations:
Net Investment Income/(Loss) **	0.08		0.03		(0.01)		(0.01)
Net Gain/(Loss) on Investments (Realized and Unrealized)	2.09		1.73		(0.69)		1.41
Total from Investment Operations	2.17		1.76		(0.70)		1.40

Distributions:
Net Investment Income	(0.12)		-		(0.02)		-
Net Realized Gains	(0.26)		(0.06)		(0.06)		-
Return of Capital	(0.17)		-		-		-
Total from Distributions	(0.55)		(0.06)		(0.08)		-

Net Asset Value, at End of Period/Year	$ 13.94		$ 12.32		$ 10.62		$ 11.40

Total Return ***	17.68%		16.67%		(6.22)%		14.00%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 5,880		$ 4,436		$ 3,532		$ 3,157
Before Waiver
Ratio of Expenses to Average Net Assets	1.96%		2.42%		2.46%		3.21%	(b)
Ratio of Net Investment Loss to Average Net Assets	(0.23)%		(1.02)%		(1.47)%		(2.17)%	(b)
After Waiver
Ratio of Expenses to Average Net Assets	1.10%	(c)	1.10%	(c)	1.10%	(c)	1.10%	(b)(c)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.63%	(c)	0.30%	(c)	(0.11)%	(c)	(0.05)%	(b)(c)
Portfolio Turnover	7.76%		14.83%		13.08%		13.45%	(a)

(a) Not annualized.
(b) Annualized.
(c) The contractual fee and expense waiver is reflected in both the net expense and net investment income ratios (see Note 3).
* For the period December 31, 2020 (commencement of investment operations) through November 30, 2021.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns would have been lower had the adviser not reimbursed expenses/waived fees during the period.

The accompanying notes are an integral part of these financial statements.

Towpath Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE 1.  ORGANIZATION

The Towpath Focus Fund (the "Focus Fund") is a non-diversified series of the MSS Series Trust (the "Trust") and commenced operations on December 31, 2019. The Towpath Technology Fund (the “Technology Fund”) is a non-diversified series of the Trust and commenced operations on December 31, 2020. Each Fund’s investment objective is to provide long-term capital appreciation. The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees (the "Board" or "Trustees") to authorize and issue an unlimited number of shares, without par value, of beneficial interest of each separate series. There are currently four separate series offered by the Trust. The investment adviser to the Focus Fund and the Technology Fund is Oelschlager Investments, LLC (the "Adviser" or "Oelschlager").

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The following is a summary of significant accounting policies used in preparing the financial statements. The Trust follows the accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") under Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

SECURITY VALUATIONS:

Processes and Structure

The Board has adopted guidelines for valuing securities including circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to oversight by the Board.

Fair Value Pricing Policy

The Board has adopted guidelines for fair value pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to oversight by the Board.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser ("Fair Value Pricing"), subject to oversight by the Board. The Adviser must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available. Fair Value Pricing is not permitted when market quotations are readily available.

Fair Value Measurements

GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Funds were required to comply with Rule 2a-5 by September 8, 2022 and as a result, the Board of the Trust has approved valuation procedures for the Trust (the “Valuation Procedures”), which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of each Fund’s investments is performed in accordance with the principles found in Rule 2a-5 and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”).

The Board has designated the Adviser as the valuation designee of the Funds. As valuation designee, the Adviser performs the fair value determination relating to any and all investments of each Fund, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of each Fund’s investments. The Valuation Committee may consult with representatives from the Trust’s outside legal counsel or other third-party consultants in their discussions and deliberations.

Equity securities (common stocks and ADR’s). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market fund. Money market funds are valued at net asset value.  These securities will be categorized in Level 1 of the fair value hierarchy.

A description of the valuation techniques applied to the Funds’ major categories of assets measured at fair value on a recurring basis are as follows.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about each Fund’s investments measured at fair value as of November 30, 2024, by major security type:

Towpath Focus Fund	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of November 30, 2024 (Total)
Assets
Common Stocks	$ 34,225,784	$ -	$ -	$34,225,784
Money Market Fund	6,623,866	-	-	6,623,866
Total	$ 40,849,650	$ -	$ -	$40,849,650

Towpath Technology Fund	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of November 30, 2024 (Total)
Assets
Common Stocks	$ 5,043,883	$ -	$ -	$5,043,883
Money Market Fund	884,119	-	-	884,119
Total	$ 5,928,002	$ -	$ -	$ 5,928,002

The Funds did not hold any Level 3 securities during the year presented. For a further breakdown of each investment by industry type, please refer to each Fund’s Schedule of Investments.

SECURITY TRANSACTION TIMING: For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Non-cash dividend income is recorded at fair market value of the securities received. Interest income is recognized on an accrual basis. The Funds use the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

FEDERAL INCOME TAXES: The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2021-2023) or expected to be taken in the Funds’ 2024 tax return. The Funds identify their major tax jurisdiction as U.S. federal and the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended November 30, 2024, the Funds did not incur any interest or penalties.

SHARE VALUATION: The Funds’ Net Asset Value (“NAV”) are calculated once daily at the close of regular trading hours on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Funds, and subtracting from that total all liabilities, including accrued expenses. The total net assets are divided by the total number of shares outstanding for the Funds to determine the NAV of each share class.

DISTRIBUTIONS TO SHAREHOLDERS: The Funds typically distribute substantially all of their net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Funds intend to distribute dividends and capital gains at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Funds.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents: The Funds maintain their cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Funds have not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash deposits.

NOTE 3.  RELATED PARTY TRANSACTIONS AND OTHER AGREEMENTS

INVESTMENT ADVISER: Oelschlager Investments, LLC, serves as the Funds’ investment adviser. Pursuant to a management agreement, each Fund pays Oelschlager an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.70% of each Fund's average daily net assets. Advisory Fees paid by each Fund are disclosed in the Statements of Operations.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through March 31, 2025, to ensure that the total annual operating expenses of the Funds, after fee waiver and reimbursement (exclusive of any 12b-1 fees, acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.10% of the average daily net assets of each Fund. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within three years after the waiver or reimbursement occurs, if such recoupment is approved by the Board. The Funds may only make a repayment to the Adviser if such repayment does not cause the applicable Fund’s expenses to exceed both 1) the expense cap in place of the time the expenses were waived, and 2) the Fund’s current expense cap. This agreement may be terminated only by the Board, on 60 days written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. During the year ended November 30, 2024, for the Focus Fund, the Adviser elected to waive the recoupment fees of $24,574. During the year ended November 30, 2024 for the Technology Fund, the Adviser waived $45,851 in advisory fees and expenses.

There are no Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Adviser, as of the date such fees were waived, for the Focus Fund through November 30, 2027.

Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Adviser, as of the date such fees were waived, for the Technology Fund through November 30, 2027, are as follows:

Recoverable Through	Amount Recoverable
November 30, 2025	$45,800
November 30, 2026	$51,435
November 30, 2027	$45,851

TRANSFER AGENT: An interested Trustee, Gregory B. Getts, is the owner/president of Mutual Shareholder Services, LLC ("MSS"), the Funds’ transfer agent and fund accountant. MSS receives an annual fee from the Funds of $11.50 per shareholder or an annual minimum for transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Funds based on the average net assets of each Fund. Transfer Agent and Fund Accounting Fees are disclosed in the Statements of Operations.

ADMINISTRATOR AND CCO: The Trust, on behalf of the Funds, also entered into Administration and Compliance Agreements with Empirical Administration, LLC ("Empirical") which provides for administration and compliance services to the Funds. Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of MSS. Mr. Pokersnik serves as the Chief Compliance Officer and an officer of the Trust. For the services Empirical provides under the Administration and Compliance Agreements, Empirical receives a total monthly fee of $1,000 from the Funds. Administrative and Chief Compliance Officer Fees paid by the Funds are disclosed in the Statements of Operations.

UNDERWRITER: Ultimus Fund Distributors, LLC (the "Underwriter") (“Ultimus”) acts as the Funds' principal underwriter in a continuous offering of the Funds' shares. The Underwriter is compensated by the Adviser, not the Funds, for acting as principal underwriter. For the year ended November 30, 2024, Ultimus was paid $23,364 for its services provided to the Focus Fund and the Technology Fund.

NOTE 4. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended November 30, 2024 for the Focus Fund and the Technology Fund, were as follows:

	Focus Fund	Technology Fund
Purchases	$ 3,358,320	$ 695,596
Sales	$ 1,204,051	$ 339,009

NOTE 5. FEDERAL INCOME TAX

For federal income tax purposes, the cost of investments owned as of November 30, 2024 is $29,584,970 and $4,594,834 for the Focus Fund and Technology Fund, respectively. As of November 30, 2024, the gross unrealized appreciation on a tax basis totaled $11,873,294 and the gross unrealized depreciation totaled $608,614 for a net unrealized appreciation of $11,264,680 for the Focus Fund. As of November 30, 2024, the gross unrealized appreciation on a tax basis totaled $1,468,271 and the gross unrealized depreciation totaled $135,103 for a net unrealized appreciation of $1,333,168 for the Technology Fund.

As of November 30, 2024, the difference between book and tax basis unrealized appreciation was attributed to the deferral of wash sales.

As of November 30, 2024 the components of distributable earnings on a tax basis for the Focus Fund were as follows:

Net unrealized appreciation	$11,264,680
Total	$11,264,680

As of November 30, 2024 the components of distributable earnings on a tax basis for the Technology Fund were as follows:

Net unrealized appreciation	$1,333,168
Total	$1,333,168

For the year ended November 30, 2023, there were ordinary income distributions of $318,324 and long-term capital gain distributions of $243,706 for the Focus Fund. For the year ended November 30, 2023, there were no ordinary income distributions and long-term capital gain distributions of $18,800 for the Technology Fund.

For the year ended November 30, 2024, there were ordinary income distributions of $1,016,911, long-term capital gain distributions of $422,882, and Return of Capital distributions of $4,037 for the Focus Fund. For the year ended November 30, 2024, there were ordinary income distributions of $43,542, long-term capital gain distributions of $110,219, and Return of Capital distributions of $68,962 for the Technology Fund.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2024, Mark & Tina Oelschlager held approximately 31% of the voting securities of the Focus Fund and may be deemed to control the Fund.

NOTE 7. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 8. MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, climate change or climate change related events, recessions and depressions, or other events could have a significant impact on the Funds and their investments and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 9. SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Technology Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

NOTE 10. NEW ACCOUNTING PRONOUNCEMENTS

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective on April 9, 2024. The compliance date is February 9, 2026 for Funds with more than $1 billion in assets and August 9, 2026 for Funds with less than $1 billion in assets. Management is currently evaluating the impact of the new rule.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no other such events requiring accounting or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Towpath Funds

and Board of Trustees of MSS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Towpath Focus Fund and Towpath Technology Fund (the “Funds”), each a series of MSS Series Trust, as of November 30, 2024, the related statements of operations, changes in net assets, the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Towpath Focus Fund	For the year ended November 30, 2024	For the years ended November 30, 2024, and November 30, 2023	For the years ended November 30, 2024, 2023, 2022, 2021 and for the period December 31, 2019 (commencement of investment operations) through November 30, 2020
Towpath Technology Fund	For the year ended November 30, 2024	For the years ended November 30, 2024, and November 30, 2023	For the years ended November 30, 2024, 2023, 2022 and for the period December 31, 2020 (commencement of investment operations) through November 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 28, 2025

Towpath Funds

Additional Information

November 30, 2024 (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Funds at 877-593-8637 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Towpath Focus Fund and Towpath Technology Fund Advisory Agreement Renewal (October 30, 2024 and November 6, 2024)

Counsel directed the Trustees’ attention to the renewal of the investment advisory agreement between Oelschlager Investments, LLC (“Oelschlager”) and the Trust, on behalf of the Towpath Focus Fund and the Towpath Technology Fund. Legal counsel assisted the Trustees throughout the advisory agreement review process. Counsel referred the Trustees to the memorandum from Thompson Hine regarding their duties in approving/renewing investment advisory and sub-advisory agreements, a copy of which was included in the Board Materials and provided to the Trustees in advance of the Meeting. Counsel reviewed the factors that should be considered when evaluating the approval or renewal of advisory and sub-advisory agreements with the Trustees.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the advisory and sub-advisory agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the advisory and sub-advisory agreements.

Nature, Extent and Quality of Service. The Trustees reviewed the advisory services provided by Oelschlager of both Towpath Funds since inception. They evaluated the background of key personnel responsible for servicing the Funds, observing that the key personnel had remained the same over the prior year. The Trustees observed that that the Adviser utilized Pine Advisor Solutions, LLC for compliance and operational support. The Trustees evaluated the Adviser’s compliance monitoring practices, recognizing that the firm employed order management software, which incorporated pre-trade and post-trade compliance reporting. The Trustees evaluated the four-step investment process, observing the analysis of the market, sector, quantitative and qualitative factors. They observed that Oelschlager utilized multi-factor process for broker-dealer selection that ensured the total cost or proceeds in each transaction was most favorable to the Funds. The Trustees noted that Oelschlager updated its compliance manual and code of ethics since the last renewal. Counsel indicated that Oelschlager did not report any recent regulatory examinations or litigation. After further discussion, the Trustees concluded that services provided by Oelschlager for each Fund have been satisfactory.

Performance. The Trustees examined the Funds’ investment strategies and objectives. They observed that the Towpath Focus Fund performed relatively in line with its peer group average, and underperformed the Lipper Category Average (Multi-Cap Core) and its Russell 3000 Index Benchmark for the one-year period ended August 31, 2024. The Trustees noted that the Focus Fund outperformed its peer group average, the Lipper Category Average (Multi-Cap Core) the Russell 3000 Index for the three-year period. The Trustees further observed that the Focus Fund outperformed its peer group average and performed in line with the Russell 3000 Index since inception.

With respect to the Towpath Technology Fund, the Trustees observed that the Fund underperformed its peer group average, the Lipper Category Average (Science and Technology), U.S. Technology Morningstar Category and the S&P 500 Equal Weight Information Technology Index (“S&P EWIT Index"), the for the one-year period ended August 31, 2024. They noted that the Technology Fund outperformed its peer group average, U.S. Technology Morningstar Category, and the Lipper Category Average (Science and Technology), while underperforming its benchmark SS&P EWIT Index for the three-year period. Since inception, the Trustees observed that the Fund outperformed its peer group, the Morningstar category and the Lipper Category while underperforming the S&P EWIT Index. After further discussion, the Trustees agreed that the performance of both Towpath Funds was satisfactory.

Fees and Expenses.

Technology Fund: The Trustees observed that the Fund’s advisory fee was 0.70% and noted that the Fund’s advisory fee was lower than the Fund’s peer group average. They considered that Oelschlager agreed to continue the expense limitation agreement, under which it agreed to contractually limit expenses to 1.10% subject to certain exclusions. After further discussion, the Trustees concurred that the advisory fee was not unreasonable.

Focus Fund: The Trustees observed that the advisory fee was 0.70%, which was lower than the Fund’s peer group average. They stated that Oelschlager agreed to continue the expense limitation agreement, under which it agreed to contractually limit expenses to 1.10% subject to certain exclusions. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Profitability. The Trustees examined the profitability analysis provided by Oelschlager with respect to each Fund and contemplated whether projected profits, if any, were reasonable. They noted that the adviser reported a loss in connection with each Fund over the prior twelve months of operations for each Fund, however, the Trustees acknowledged that the advisory fees distinct from the Funds allowed the adviser to absorb lost profits from the Funds. The Trustees agreed that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees contemplated whether Oelschlager will experience economies of scale with respect to the management of the Funds. They observed that the adviser indicated that it was open to discussing the implementation of economies of scale as each Fund’s assets increased. The Trustees agreed that the absence of breakpoints at this time was reasonable.

Conclusion. Having requested and received such information from Oelschlager as the Trustees believed reasonably necessary to evaluate the terms of Management Agreement, and as aided by the advice of counsel, the Trustees concluded that the fee structure was reasonable with respect to each Fund and that approval of the Management Agreement was in the best interests of shareholders of each Fund respectively.

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)       Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSS Series Trust

By /s/ Gregory B. Getts

     Gregory B. Getts

     President

Date: February 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory B. Getts

      Gregory B. Getts

      President

Date: February 3, 2025

By /s/ Brandon M. Pokersnik

Brandon M. Pokersnik

Principal Financial Officer

Date: February 3, 2025